                                                                      Exhibit 99

BOAMSG_EXE - PRICE/YIELD - 2A2

Balance          $27,972,000.00   Delay           0
Initial Coupon   3.461            Dated           7/25/2004
Settle           7/29/2004        First Payment   8/25/2004

                              5 CPR TO      10 CPR TO     15 CPR TO     20 CPR TO      25 CPR TO     40 CPR TO     50 CPR TO
Price                           ROLL           ROLL          ROLL          ROLL          ROLL           ROLL          ROLL
                                Yield          Yield         Yield         Yield         Yield         Yield         Yield
99-16                           3.605          3.696         3.797         3.903         4.014         4.389         4.682
99-17                           3.597          3.683         3.777         3.877         3.981         4.332         4.607
99-18                           3.590          3.669         3.758         3.851         3.948         4.276         4.532
99-19                           3.583          3.656         3.738         3.824         3.915         4.219         4.457
99-20                           3.575          3.643         3.719         3.798         3.882         4.162         4.382
99-21                           3.568          3.630         3.699         3.772         3.849         4.106         4.307
99-22                           3.560          3.617         3.680         3.746         3.816         4.049         4.232
99-23                           3.553          3.604         3.661         3.720         3.782         3.993         4.157
99-24                           3.545          3.591         3.641         3.694         3.749         3.936         4.082
99-25                           3.538          3.578         3.622         3.668         3.716         3.880         4.007
99-26                           3.531          3.565         3.602         3.642         3.684         3.824         3.933
99-27                           3.523          3.551         3.583         3.616         3.651         3.767         3.858
99-28                           3.516          3.538         3.564         3.590         3.618         3.711         3.784
99-29                           3.508          3.525         3.544         3.564         3.585         3.655         3.709
99-30                           3.501          3.512         3.525         3.538         3.552         3.598         3.635
99-31                           3.493          3.499         3.505         3.512         3.519         3.542         3.560
100-00                          3.486          3.486         3.486         3.486         3.486         3.486         3.486
100-01                          3.479          3.473         3.467         3.460         3.453         3.430         3.412
100-02                          3.471          3.460         3.447         3.434         3.420         3.374         3.337
100-03                          3.464          3.447         3.428         3.408         3.387         3.318         3.263
100-04                          3.456          3.434         3.409         3.382         3.355         3.262         3.189
100-05                          3.449          3.421         3.389         3.356         3.322         3.206         3.115
100-06                          3.442          3.408         3.370         3.330         3.289         3.150         3.041
100-07                          3.434          3.395         3.351         3.305         3.256         3.094         2.967
100-08                          3.427          3.382         3.331         3.279         3.224         3.038         2.893
100-09                          3.420          3.369         3.312         3.253         3.191         2.982         2.819
100-10                          3.412          3.356         3.293         3.227         3.158         2.926         2.745
100-11                          3.405          3.343         3.274         3.201         3.125         2.870         2.671
100-12                          3.397          3.330         3.254         3.175         3.093         2.814         2.598
100-13                          3.390          3.317         3.235         3.150         3.060         2.759         2.524
100-14                          3.383          3.304         3.216         3.124         3.027         2.703         2.450
100-15                          3.375          3.291         3.196         3.098         2.995         2.647         2.377
100-16                          3.368          3.278         3.177         3.072         2.962         2.591         2.303

WAL                             4.642          2.539         1.689         1.250         0.983         0.571         0.430
Mod Durn                        4.218          2.390         1.613         1.203         0.950         0.556         0.420
Principal Window Begin        06/25/2008    08/25/2006     11/25/2005    07/25/2005    05/25/2005    01/25/2005    11/25/2004
Principal Window End          06/25/2009    08/25/2007     08/25/2006    01/25/2006    09/25/2005    03/25/2005    01/25/2005

LIBOR_1YR                        2.25          2.25           2.25          2.25          2.25          2.25          2.25

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This materia not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS-G-FINAL - PRICE/YIELD - 2A6

Balance          $99,000,000.00   Delay           24
Initial Coupon   4.657            Dated           7/1/2004
Settle           7/29/2004        First Payment   8/25/2004

                              5 CPR TO      10 CPR TO     15 CPR TO     20 CPR TO      25 CPR TO     30 CPR TO     40 CPR TO
Price                           ROLL           ROLL          ROLL          ROLL          ROLL           ROLL          ROLL
                               Yield          Yield         Yield         Yield         Yield          Yield         Yield
99-00.00                       4.921          4.921         4.921         4.920         4.911          4.912         4.935
99-02.00                       4.906          4.906         4.906         4.905         4.896          4.896         4.915
99-04.00                       4.892          4.892         4.892         4.891         4.881          4.880         4.896
99-06.00                       4.877          4.877         4.877         4.876         4.866          4.864         4.876
99-08.00                       4.863          4.863         4.863         4.861         4.850          4.848         4.857
99-10.00                       4.848          4.848         4.848         4.847         4.835          4.831         4.837
99-12.00                       4.833          4.833         4.833         4.832         4.820          4.815         4.818
99-14.00                       4.819          4.819         4.819         4.818         4.805          4.799         4.798
99-16.00                       4.804          4.804         4.804         4.803         4.790          4.783         4.779
99-18.00                       4.789          4.789         4.789         4.788         4.775          4.767         4.759
99-20.00                       4.775          4.775         4.775         4.774         4.760          4.751         4.740
99-22.00                       4.760          4.760         4.760         4.759         4.745          4.735         4.721
99-24.00                       4.746          4.746         4.746         4.745         4.730          4.719         4.701
99-26.00                       4.731          4.731         4.731         4.730         4.715          4.703         4.682
99-28.00                       4.717          4.717         4.717         4.716         4.700          4.687         4.663
99-30.00                       4.702          4.702         4.702         4.701         4.685          4.671         4.643
100-00.00                      4.688          4.688         4.688         4.687         4.670          4.655         4.624
100-02.00                      4.673          4.673         4.673         4.672         4.655          4.639         4.605
100-04.00                      4.659          4.659         4.659         4.658         4.640          4.623         4.585
100-06.00                      4.644          4.644         4.644         4.643         4.625          4.607         4.566
100-08.00                      4.630          4.630         4.630         4.629         4.610          4.591         4.547
100-10.00                      4.615          4.615         4.615         4.614         4.595          4.575         4.527
100-12.00                      4.601          4.601         4.601         4.600         4.581          4.559         4.508
100-14.00                      4.586          4.586         4.586         4.585         4.566          4.543         4.489
100-16.00                      4.572          4.572         4.572         4.571         4.551          4.527         4.470
100-18.00                      4.558          4.558         4.558         4.557         4.536          4.511         4.451
100-20.00                      4.543          4.543         4.543         4.542         4.521          4.495         4.431
100-22.00                      4.529          4.529         4.529         4.528         4.506          4.479         4.412
100-24.00                      4.514          4.514         4.514         4.513         4.491          4.463         4.393
100-26.00                      4.500          4.500         4.500         4.499         4.477          4.447         4.374
100-28.00                      4.486          4.486         4.486         4.485         4.462          4.432         4.355
100-30.00                      4.471          4.471         4.471         4.470         4.447          4.416         4.336
101-00.00                      4.457          4.457         4.457         4.456         4.432          4.400         4.317

WAL                            4.906          4.906         4.906         4.906         4.741          4.401         3.594
Mod Durn                       4.294          4.294         4.294         4.294         4.163          3.889         3.223
Principal Window Begin       06/25/2009    06/25/2009     06/25/2009    06/25/2009    05/25/2008    08/25/2007     09/25/2006
Principal Window End         06/25/2009    06/25/2009     06/25/2009    06/25/2009    06/25/2009    06/25/2009     06/25/2009

LIBOR_1YR                       2.25          2.25           2.25          2.25          2.25          2.25           2.25

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This materia not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.